UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2014

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts	01960
(Address of principal executive offices)	Zip Code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2014, Gina Consylman, the Company’s Vice President and Corporate Controller, resigned from the Company effective June 13, 2014 to accept alternative employment. Ms. Consylman will continue to serve as the Company’s principal accounting officer through June 13, 2014. Michael Levitz, the Company’s Senior Vice President, Chief Financial Officer and Treasurer, will serve as the Company’s principal accounting officer effective June 14, 2014.

The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to Mr. Levitz is contained in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 27, 2013, and is incorporated by reference into this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

May 30, 2014	By:	/s/ John J. Fry
		Name:	John J. Fry
		Title:	Senior Vice President, General Counsel and Secretary